For information purposes only SIRIUSPOINT LTD. – A GLOBAL UNDERWRITER 2023 First Quarter Results May 3, 2023

For information purposes only Basis of Presentation and Non-GAAP Financial Measures: Unless the context otherwise indicates or requires, as used in this presentation references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this presentation and, unless otherwise indicated, percentages presented in this presentation are approximate. In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Tangible book value per diluted common share is also a non-GAAP financial measure. SiriusPoint's management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. The tangible book value per diluted common share is also useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets. Safe Harbor Statement Regarding Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “estimates,” “expects,” “assumes,” “continues,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including re-underwriting to reduce volatility and improving underwriting performance, de-risking our investment portfolio, and transforming our business, including re-balancing our portfolio and growing the Insurance & Services segment; the impact of unpredictable catastrophic events including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation, and foreign currency fluctuations; our ability to compete successfully in the (re)insurance market and the effect of consolidation in the (re)insurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; our ability to retain key senior management and key employees; a downgrade or withdrawal of our financial ratings; fluctuations in our results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on our business; reduced returns or losses in SiriusPoint’s investment portfolio; our potential exposure to U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; SiriusPoint’s response to any acquisition proposal that may be received from Daniel Loeb or any other party, including any actions that may be considered by the Company’s board of directors or any committee thereof; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2 Disclaimer

For information purposes only Agenda 3 1 2 3 1 2 Key Messages Quarterly Results Update

For information purposes only Key Messages 4

Key Messages: Continued Progress in Q1

SIRIUS POINT

Uncompromised ***emphasis on underwriting*** *leading to improved results*	• Underwriting profit for the Core business at $107m for Q1'23 (vs. $13m in Q1'22) with 80.5% COR[1] • ~2.5 ppts YoY improvement in COR[2] during Q1'23 • Reinforcing underwriting culture, with strong alignment between compensation and underwriting results • Rebalanced portfolio with lower exposure to the Property segment (Q1'23: 10% of GPW[3] vs. 26% at Q1'22)
Transformational Loss Portfolio Transfer *(LPT) transaction*[4]	• Relates to ~$1.3bn reserves and includes business exited in our International business • $102m of PYD[5] reserve release, which is ~5 ppts ROE accretive in 2023 • Additional ~$150m capital release expected upon closing • Balance sheet aligned to go-forward strategy
High quality *investment portfolio*	• $74m total investment result[6] driven by $62m of net investment income, on track to meet FY guidance • No direct exposure to SVB[7], Signature Bank and First Republic via our investment portfolio • No investment exposure to other small regional banks
Progress toward ***simplifying MGA footprint***	• Sale of minority stake in Distinguished Programs for $7.5m • Distribution remains important for the Group and we are progressing work on simplifying our equity stakes • Focus is on further leveraging core partnerships; we renewed our partnership with Arcadian, one of our consolidated MGAs, through 2026
Strong *balance sheet*	• Bermuda Solvency Capital Ratio (BSCR)[8] improved to 217% as of Q4'22 vs. 194% in Q3'22 • LPT further strengthens our balance sheet and improves the BSCR by >15 ppts • Fitch upgraded outlook to 'Stable' and reaffirmed A- FSR[9]; AM Best also affirmed ratings and 'Stable' outlook
Reiterating guidance: *on track to achieve 2023 and 2024 targets*	• Targeting double-digit ROE[10] in 2023 including $102m of reserve release linked to the LPT • Net investment income expected to be in the range of $220m to $240m in 2023 • $25m restructuring charge in 2023[11] and expect >$50m of reduction in cost base by 2024 • Reaffirming guidance of double-digit ROE[10] by 2024

Notes: [1] COR = Combined Ratio. Reflects Core business. [2] COR = Combined Ratio. Reflects Core business and adjusted for $90m of Q1'23 reserve releases linked to LPT and $10m of expenses re-allocated from net corporate and other expenses to the underwriting result. [3] GPW = Gross Premium Written. [4] Transaction expected to close in Q2'23. [5] PYD = Prior Year Development. [6] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [7] SVB = Silicon Valley Bank. [8] SiriusPoint Group BSCR calculated as available economic capital and surplus divided by the enhanced capital requirement. [9] Financial strength ratings for the operating subsidiaries, SiriusPoint International Insurance Corporation, SiriusPoint Bermuda Insurance Company, SiriusPoint America Insurance Company and SiriusPoint Specialty Insurance Corporation. [10] Return on average common shareholders' equity attributable to SiriusPoint common shareholders. [11] In addition to the $30m of restructuring costs incurred in 2022.

For information purposes only

5

For information purposes only Quarterly Results Update 6

Q1 2023 Financial Results

SiriusPoint

$ numbers in USD millions

	Q1'22	Q1'23
GPW[1]	$1,008	**$1,060**
NPW[1]	$712	**$764**
UW Income[1]	$13	**$107**
Net Services Fee Income[1]	$14	**$18**
Total Investment Result[2]	($205)	**$74**
Net Income (Loss)[3]	($217)	**$139**
COR[1] (%)	97.5%	**80.5%**
AY COR[1] (%)	98.5%	**97.2%**
Common Shareholders' Equity[4]	$2,088	**$2,037**

Key Comments

- GPW[1] increased 5%
  - Driven by Insurance & Services (+$181m)
  - Partially offset by Reinsurance (-$128m)
- Core underwriting result up by $95m and benefited from lower attritional losses, favorable PYD[5] and reduction in expenses
- Net services fee income higher at $18m
- Total investment result[2] at $74m vs. a loss of $205m in Q1'22
  - Net investment income at $62m
  - Net realized and unrealized gains, including related party investment funds at $12m
- Other notable items impacting income during the quarter:
  - $7m restructuring charge and expect the remaining $18m to occur during 2023
  - $25m impact from MTM[6] on liability-classified capital instruments
  - $102m overall net benefit from LPT
- Net income[3] of $139m supported by positive underwriting, investment result and net services fee income
- Common shareholders' equity[4] at $2.0bn, up 9 ppts and diluted book value per share up 9% since Q4'22

Notes: [1] Reflects Core business. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [3] Net income (loss) available to SiriusPoint common shareholders. [4] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [5] PYD = Prior Year Development. [6] MTM = Mark to Market.

7

For information purposes only

For information purposes only $ numbers in USD millions Key Comments • Core premiums up 5% driven primarily by growth in Insurance & Services • Reinsurance premiums down 24% for Q1'23, driven by International (-$133m) • Insurance & Services premiums up 37% for Q1'23, driven by both A&H (+$93m) and our P&C Strategic business (+$88m) • We will continue to prioritize underwriting profitability over premium growth as we look to improve returns • 4/1 renewals - 7% of book is renewed and we experienced rating trends similar to 1/1 • Average rate increases of around 6% driven by International Property Cat1 • Further portfolio rebalancing away from International Property Cat1 • Property now accounts for 10% of the total gross premium written vs. 26% at Q1'22 Core Insurance & Services Reinsurance 8 Trends in Gross Premium Written Notes: [1] Cat = Catastrophe.

Underwriting Performance: Aim to Further Improve in 2023

SIRIUS POINT

$ numbers in USD millions

COR Walk[1]



97.5%
Attritional ratio[3] 1 ppt
Cat ratio flat
PYD[4] ratio 16 ppts
(16 ppt)
(<1 ppt)
(<1 ppt)
80.5%
16 ppts
96.8%
(2 ppts)
95.0%
Q1'22
Loss Ratio
Acquisition Ratio
OUE Ratio
Q1'23
LPT
Q1'23 ex. LPT[5]
Expense Re-allocation
Q1'23 ex. LPT[5] & Expense Re-allocation

COR



Core
Insurance & Services
Reinsurance
97.5%
34%
63%
Q1'22
96.8%
34%
63%
Q1'23 ex. LPT[5]
95.5%
33%
63%
Q1'22
95.0%
31%
64%
Q1'23 ex. LPT[5]
99.0%
36%
63%
Q1'22
98.8%
36%
63%
Q1'23 ex. LPT[5]
Loss Ratio
Total Expense Ratio[6]

Key Comments

- Portfolio actions already yielding results, 2.5 ppts of COR[2] improvement on a like-for-like basis
  - Adjusted Q1'23 COR[2] at 95.0% vs. 97.5% at Q1'22
- COR[1] at 80.5%, improved by 17 ppts and supported by higher favorable PYD[4], attritional and lower expense ratio
- Cat losses (net of reinsurance and reinstatement premiums) stable at $7m
- PYD[4] ratio is 16 ppts higher than Q1'22 and included $90m reserve release linked to the LPT transaction
- Total Expense ratio at 33.6%[1,6], a one point improvement quarter over quarter despite expense re-allocation
  - $10m (~2 ppts) moved from net corporate and other expenses to the underwriting result
- Insurance & Services COR was 90.4% and Reinsurance COR was 69.3%, 5 ppts and 30 ppts better quarter on quarter, respectively, while we benefited from the reserve releases linked to LPT

Notes: [1] Reflects Core business. [2] Reflects Core business adjusted for $90m of Q1'23 reserve releases linked to LPT and $10m of expenses re-allocated from net corporate and other expenses to the underwriting result. [3] Attritional loss ratio excludes catastrophe losses from the accident year loss ratio. [4] PYD = Prior Year Development. [5] Adjusted for Q1'23 reserve releases linked to LPT. [6] Total expense ratio calculated as the sum of acquisition cost ratio and other underwriting expense (OUE) ratio.

9

For information purposes only

Investment Income: De-Risked and Benefiting from Rate Increases

SIRIUS POINT

$ numbers in USD millions

Net Investment Income



$8
Q1'22
$62
Q1'23
$220-$240
2023E

Total Investment Result[1]



$74
($205)
Q1'22
Q1'23

Key Comments

- Investment strategy focused on high quality fixed income instruments yielding results
- Net investment income (NII) higher at $62m (vs. $8m in Q1'22)
- Total investment result[1] higher at $74m (vs. ($205m) in Q1'22) with significantly lower impact from MTM[2] movements
- P&L volatility lower in part due to designation of the new fixed income (FI) investments as available for sale ("AFS")
  - 76% of our FI investments classified as "AFS" (vs. 63% as of YE 22 and none as of YE 21)
- Invested >$500m during Q1'23 and around $1bn YTD into Corporate and Asset Backed Securities with average re-investment rate >4% during Q1'23
- Assets backing loss reserves duration stable at ~2.5 years
  - Overall asset duration increased to ~2.1 years up from ~1.8 years at YE 22

Notes: [1] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [2] MTM = Mark to Market.

10

For information purposes only

De-risked Investment Portfolio: In-line with Industry

SIRIUS POINT

Investment Balances by Asset Class



2%
6%
12%
30%
14%
15%
22%
1%
6%
9%
27%
14%
18%
24%
Gov't
ABS/MBS/CLO
Corporate
Cash
Short-term Investments (STI)
Other[1]
TPE[2]
Q4'22: $6.6bn
Q1'23: $6.7bn

Q1'23 Fixed Income Portfolio Credit Quality[3]



SiriusPoint
ABS/MBS/CLO
Corporate
—% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
AAA
AA
A
BBB
Not Rated / Below IG

Key Comments

- Total investment portfolio relatively stable at $6.7bn
- No direct exposure to SVB, Signature Bank and First Republic or other regional banks in the investment portfolio
- Average credit rating at AA for our fixed income portfolio with limited exposure to below investment grade/non-rated fixed income instruments
- 70% of the portfolio is fixed income (ex. STI), of which 93% is investment grade
- As a percentage of tangible common shareholders' equity[4]:
  - BBB represents 22%
  - Below investment grade / non-rated represents 19%
- Total asset leverage[5] at 3.6x (vs. YE 22: 3.8x)

Notes: [1] Other includes Strategics, TP Ventures and Legacy & Other Alts. [2] Third Point Enhanced Fund. [3] Excludes short-term investments. [4] Tangible diluted common shareholders' equity attributable to SiriusPoint common shareholders. [5] Total asset leverage calculated as sum of total investments including cash and equivalents over tangible diluted common shareholders' equity attributable to SiriusPoint common shareholders.

11

For information purposes only

Strong Balance Sheet

$ numbers in USD millions

BSCR[1]


194%
$2,866
$1,480
Q3'22
217%
$2,986
$1,375
Q4'22
Required Capital
Available Capital

SiriusPoint Group Available Capital[3]


10%
37%
54%
Q3'22
8%
36%
56%
Q4'22
Tier 1
Tier 2
Tier 3

Financial Strength Rating (FSR)[2]:

Fitch Ratings	A- (Stable)	Revised March 22, 2023
AM BEST	A- (Stable)	Affirmed April 19, 2023
S&P Global Ratings	A- (Negative)	Reviewed January 25, 2023

Key Comments

- Continue to operate the business against 'AA' rating requirement under S&P model
- Capital release of ~$150m from LPT to further strengthen our balance sheet upon closing
- BSCR up to 217% as of Q4'22 with LPT to further improve by >15 ppts
- Financial leverage reduced during Q1'23 and remains within target range at 25.8% debt to capital ratio[4] (vs. YE 22: 27.3%)
- Fitch upgraded outlook to 'Stable' and reaffirmed rating. AM Best affirmed rating and outlook

Notes: [1] SiriusPoint Group BSCR calculated as available economic capital and surplus divided by the enhanced capital requirement as of September 30, 2022 and December 31, 2022, respectively. Q4'22 BSCR is an estimate. [2] Financial strength ratings for the operating subsidiaries, SiriusPoint International Insurance Corporation, SiriusPoint Bermuda Insurance Company, SiriusPoint America Insurance Company and SiriusPoint Specialty Insurance Corporation. [3] Q3'22 and Q4'22 available capital split is our internal view. [4] Debt to Capital Ratio calculated as debt divided by total capital. Total capital represents the sum of shareholders' equity and debt. Debt in this calculation excludes preference shares.

For information purposes only

12

For information purposes only Thank You